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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2001

                              PETMED EXPRESS, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

  FLORIDA                             000-28827              65-0680967
----------------                    ------------       ----------------------
(State or other                     (Commission             (IRS Employer
jurisdiction of                     File Number)             Identification
incorporation)                                                  Number)


   1441 SW 29 AVENUE, POMPANO BEACH, FLORIDA                  33069
 --------------------------------------------              ----------
         (Address of executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (954)979-5995

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountants

         On January 16, 2001, Ernst & Young LLP informed PetMed Express, Inc. ("PetMed") that Ernst & Young LLP resigned as PetMed's principal independent public accountant. Ernst & Young LLP had served as PetMed's principal independent public accountant since April 1999.

         In connection with the audits of PetMed's financial statements for each of the two fiscal years ended March 31, 2000 and the nine months ended December 31, 1999, and in the interim period through the date of this Report, there have been no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report on PetMed's financial statements. Ernst & Young LLP has previously advised PetMed in connection with the audits of PetMed's financial statements for the periods referred to above that it had material weaknesses in internal controls (as defined in Item 304 (a)(1)(iv)(B)(1) of Regulation S- B) related to the lack of formal accounting policies and procedures, lack of adequate staffing in the financial reporting function, lack of timely account reconciliations, unsupported journal entries, and lack of proper inventory and accounts payable cut-off procedures.

         Ernst & Young LLP's report on PetMed's financial statements for the year ended March 31, 2000 was qualified as to PetMed's ability to continue as a going concern. Other than such qualification, the reports of Ernst & Young LLP on PetMed's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         On January 22, 2001, PetMed appointed Lopez Levi & Associates, L.L.C. as its independent auditor and Lopez Levi & Associates, L.L.C. accepted such appointment. PetMed has not consulted with Lopez Levi & Associates, L.L.C. on the application of accounting principles to any completed or proposed transaction or on the type of audit opinion that might be given.



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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

Exhibit No.                                 Description


16                        Letter from Ernst & Young LLP





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PetMed Express, Inc.


Date: January 23, 2001                          By: /s/ MARC A. PULEO
                                                    ------------------------
                                                    Marc A. Puleo, M.D.,
                                                    Chief Executive Officer





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